SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2011

Eagle Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-25923	52-2061461
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Number)

7815 Woodmont Avenue, Bethesda, Maryland  20814

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  301.986.1800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                         Submission of Matters to Vote of Security Holders.

(a)                                  On May 19, 2011, the annual meeting of shareholders of Eagle Bancorp, Inc. (the “Company”) was held for the purposes of:

(i)                                    electing nine (9) directors to serve until the next annual meeting and until their successors are duly elected and qualified;

(ii)                                 considering and approving the Company’s 2011 Employee Stock Purchase Plan;

(iii)                              ratifying the appointment of Stegman & Company as the Company’s independent registered public accounting firm; and

(iv)                             voting on a nonbinding advisory resolution approving the compensation of our executive officers.

(b)                                 (i)                                   The name of each director elected at the meeting, and the number of votes cast for such persons, who constitute the entire Board of Directors in office following the meeting, are set forth below.

Name	For(1)	Withheld(1)	Broker Non-votes
Leslie M. Alperstein, Ph.D.	12,439,144	140,000	3,419,299
Dudley C. Dworken	12,509,609	69,535	3,419,299
Harvey M. Goodman	12,518,114	61,030	3,419,299
Neal R. Gross	12,519,166	59,978	3,419,299
Ronald D. Paul	12,515,622	63,522	3,419,299
Robert P. Pincus	10,134,023	2,445,121	3,419,299
Norman R. Pozez	12,484,497	94,647	3,419,299
Donald R. Rogers	9,523,038	3,056,106	3,419,299
Leland M. Weinstein	12,505,871	73,273	3,419,299

(ii)                                  The number of votes cast for or against, and the number of abstentions and broker non-votes cast on the approval of the Company’s 2011 Employee Stock Purchase Plan is as set forth below:

For(1)	Against(1)	Abstain(1)	Broker Non-votes
12,075,976	421,777	81,391	3,419,299

(iii)                               The number of votes cast for or against, and the number of abstentions and broker non-votes cast on the ratification of the appointment of Stegman & Company as the Company’s independent registered public accounting firm is as set forth below:

For(1)	Against(1)	Abstain(1)	Broker Non-votes
15,949,348	39,566	9,529	0

(iv)                              The number of votes cast for or against, and the number of abstentions and broker non-votes cast on the nonbinding advisory resolution approving the compensation of our executive officers is as set forth below:

For(1)	Against(1)	Abstain(1)	Broker Non-votes
12,316,754	185,511	76,879	3,419,299

(1) Rounded to the nearest whole share.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP, INC.

	By:	/s/ Ronald D. Paul
Ronald D. Paul, President, Chief Executive Officer

Dated: May 23, 2011